November 15, 2000

                 GENERAL MINNESOTA MUNICIPAL MONEY MARKET FUND

                           SUPPLEMENT TO PROSPECTUS

                              DATED APRIL 1, 2000

      Effective November 6, 2000, the Board of Directors approved the liquidation of General Minnesota Municipal Money Market Fund, a series of General Municipal Money Market Funds, Inc. Accordingly, effective November 15, 2000, the Fund will be closed to new investment accounts. Current investors can continue to purchase General Minnesota Municipal Money Market Fund's shares in open accounts up to the liquidation date, which is intended to be December 15, 2000.

                                                                       917s1100